                            JPMORGAN TAX AWARE FUNDS
                       JPMORGAN TAX AWARE U.S. EQUITY FUND
                               INSTITUTIONAL CLASS
                         SUPPLEMENT DATED APRIL 26, 2002
                  TO THE PROSPECTUS DATED FEBRUARY 28, 2002


Page 20 of the Prospectus is hereby deleted in its entirety and replaced by the following:

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large Cap Core Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS*,(1,2)

[CHART]

           1997        30.32%
           1998        31.18%
           1999        18.31%
           2000        -5.57%
           2001       -10.50%

BEST QUARTER                21.64%

                 4th quarter, 1998

WORST QUARTER              -13.00%

                 1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*,(1,2)

                                                     PAST 1 YEAR           PAST 5 YEARS       LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES       -10.50                  11.32              11.48

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                       -10.87                  11.04              11.20

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                -6.39                   9.26               9.39

 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                     -11.88                  10.70              10.70

 LIPPER LARGE CAP CORE FUNDS AVERAGE
 (REFLECTS NO DEDUCTION FOR TAXES)                      -13.81                   8.17               8.17

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE FUND'S INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON 9/15/00. PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF THE FUND'S SELECT CLASS SHARES FROM 12/18/96.

(1)    THE FUND'S FISCAL YEAR END IS 10/31

(2) THE FUND COMMENCED OPERATIONS ON 12/18/96. THE PERFORMANCE FOR THE BENCHMARKS IS AS OF 12/31/96.



                                                                  SUP-TAUSEI-402